Fees Summary	Aug. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,851,397.26
Previously Paid Amount	0.00
Total Fee Amount	2,120.65
Total Offset Amount	0.00
Net Fee	$ 2,120.65